UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 6, 2005

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 6, 2005, the registrant announced its earnings results for the quarter and year ended September 30, 2005. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on December 6, 2005, the registrant conducted its earnings conference call for the quarter and year ended September 30, 2005. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated December 6, 2005 announcing earnings results for the quarter and year ended September 30, 2005.

99.2 Transcript of fiscal 2005 fourth quarter and year end earnings conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

December 7, 2005	By:	Joseph McGuire

Name: Joseph McGuire
Title: President/Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	Press release dated December 6, 2005 announcing earnings results for the quarter ended September 30, 2005.
2	Transcript of fiscal 2005 fourth quarter and year end earnings call.